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                                                                     Exhibit 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated August 14, 1998 included or incorporated by reference in Delta Air Lines, Inc.'s Annual Report on Form 10-K for the year ending June 30, 1998 into the Company's previously filed Registration Statement File Nos. 2-94541, 33-30454, 33-65391, 333-16471, 333-49553, and 333-58647.






/s/ ARTHUR ANDERSEN LLP
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Atlanta, Georgia
September 23, 1998